                                                                   EXHIBIT 10.40

                       AMENDED, RESTATED AND CONSOLIDATED

                                 TERM LOAN NOTE

$14,250,000                                  Originally Executed: March 16, 2000
                                         Amended and Restated: December 13, 2000
                           Amended, Restated and Consolidated: December 31, 2001
                                                             Arlington, Virginia

     This AMENDED, RESTATED AND CONSOLIDATED TERM LOAN NOTE (hereinafter, the "Note" or the "Term Loan Note") is executed and delivered under and pursuant to the terms of that certain Credit Facility Agreement dated as of March 16, 2000 (as amended prior to the date hereof and as may be amended from time to time hereafter, the "Credit Agreement") by and among BIZNESSONLINE.COM, INC. AND EACH OF ITS DIRECT AND INDIRECT SUBSIDIARIES (including any successor or permitted assignee thereof, each, a "Borrower"; collectively, the "Borrowers"), AND THE LENDERS WHICH ARE OR WHICH BECOME PARTIES TO THE CREDIT AGREEMENT, AND MCG CAPITAL CORPORATION, a Delaware corporation (as assignee of MCG Finance Corporation, and including any successor, assignee, transferee, pledgee or participant thereof, "Administrative Agent").

     FOR VALUE RECEIVED, each undersigned Borrower (jointly and severally) hereby unconditionally promises to pay to the order of MCG CAPITAL CORPORATION, a Delaware corporation (including any successor, assignee, transferee, pledgee or participant thereof, in its capacity as the Lender under this Note, "Payee Lender") on or before the Term Loan Maturity Date, the principal sum of FOURTEEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($14,250,000) (as such amount may be increased from time to time in Lenders' sole and absolute discretion in accordance with the terms of the Credit Agreement), or such other amount as may have been advanced to or on behalf of Borrowers and is at the time outstanding hereunder or under the Term Loan Facility of the Credit Agreement, TOGETHER WITH all accrued but unpaid interest thereon computed daily until paid at the varying rates per annum set forth in the Credit Agreement and all unpaid expenses, fees and other advances connected herewith.

     The outstanding principal amount hereunder and under the Term Loan Facility will bear interest (computed daily until paid, whether prior to or after the Term Loan Maturity Date) that will be accrued, calculated imposed, due and payable in accordance with the terms of the Credit Agreement.

     Repayments of principal, TOGETHER WITH all accrued but unpaid interest on the outstanding balance under the Term Loan Facility, are due and payable in accordance with the terms of the Credit Agreement. On the Term Loan Maturity Date, Borrowers will pay Administrative Agent (for the ratable benefit of Payee Lender and the other Lenders and without necessity of notice or demand) the entire outstanding balance hereunder and under the Term Loan Facility, TOGETHER WITH all accrued but unpaid interest hereunder and all fees, expenses and other advances connected herewith.

     All payments (including prepayments) of principal, interest, fees and any other amounts due hereunder must be received by Administrative Agent in immediately available funds on or before Two O'clock (2:00) p.m. Eastern Time ("ET") on the due date therefor at the principal office of Administrative Agent at 1100 Wilson Boulevard, Suite 800, Arlington, Virginia 22209 or at such other place as Administrative Agent or any other holder of this Term Loan Note may at any time or from time to time designate in writing.

     Whenever any payment to be made hereunder is due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time will be included in the computation of interest due hereunder. Any funds received by Administrative Agent after 2:00 p.m. ET on any day will be deemed to be received on the next succeeding Business Day.

     A default or breach of any term, condition or covenant under this Note will constitute a Default under the Credit Agreement, AND an Event of Default under the Credit Agreement or any other Loan Document will constitute an immediate Event of Default under this Note. In addition, it shall also constitute an Event of Default hereunder if any Borrower fails to pay when due any payment of principal or interest or any other sum payable to Administrative Agent or any Lender under the Term Loan Facility AND such failure continues for five (5) Business Days after the due date therefor. Upon the occurrence of any Event of Default hereunder and at any time thereafter (at the election of Administrative Agent, but with notice to a Borrower), Administrative Agent may declare all or any portion of the indebtedness of any or all Borrowers to Payee Lender (hereunder or otherwise, but including the unpaid balance of principal, interest and fees hereunder) to be immediately due and payable. NOTWITHSTANDING THE FOREGOING, if the relevant Event of Default relates to the insolvency or bankruptcy of any Borrower, THEN such acceleration will occur automatically with respect to the entire indebtedness and without notice. Upon any such declaration, Administrative Agent and Lenders will have the immediate right to enforce and realize upon any guaranty and/or collateral security for the indebtedness hereunder in any manner or order that Required Lenders or Administrative Agent (at the direction of Required Lenders) deems expedient without regard to any equitable principles of marshalling or otherwise. In addition to any rights granted hereunder or in any documents delivered in connection herewith, Administrative Agent and Lenders will also have all other rights and remedies permissible under any applicable law (including the rights of a secured party under the Uniform Commercial Code), and all such rights and remedies will be cumulative in nature.

     Upon the occurrence and during the existence of any Default or Event of Default hereunder or under the Credit Agreement, each Borrower (jointly and severally) hereby agrees (to the maximum extent not prohibited by applicable law) to pay to Administrative Agent (for the ratable benefit of Payee Lender and the other Lenders) (upon Administrative Agent's request) a default rate of interest as provided for in the Credit Agreement. In addition, if Administrative Agent does not receive any payments (of principal, interest, fees or other charges) in immediately available funds on or before the seventh (7th) calendar day after the due date therefor, THEN each Borrower (jointly and severally) hereby agrees (to the maximum extent not prohibited by applicable law) to pay to Administrative Agent (for the ratable benefit of Payee Lender and the other Lenders) (upon Administrative Agent's request) a late payment charge as provided for in the Credit Agreement.

     If, after the occurrence of any Default under any Loan Document, counsel is retained to advise Administrative Agent or any Lender in connection therewith, to collect, compromise or settle the indebtedness evidenced hereby or to otherwise protect the security hereof, each Borrower (jointly and severally) agrees to pay (to the maximum extent not prohibited by applicable law) reasonable fees and all other costs and expenses of such counsel incurred by Administrative Agent or such Lender.

     Each Borrower hereby waives diligence, presentment, protest, demand for payment, notice of protest and non-payment, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, acceleration or enforcement of this Term Loan Note. Each Borrower, in addition, hereby consents (without the necessity of prior notice) to any extensions of time, renewals, releases of any party hereto or guarantor hereof, waivers and/or modifications in connection herewith that may be granted or consented to by Administrative Agent from time to time. Each Borrower also waives any defenses and rights of discharge to its obligations hereunder that it may have or may hereafter acquire based on suretyship or impairment of collateral (including lack of attachment or perfection with respect thereto).

     No delay on the part of Administrative Agent or any Lender in exercising any power or right hereunder will operate as a waiver thereof nor will any single or partial exercise of any power or right hereunder preclude other or further exercises thereof or the exercise of any other power or right. This Term Loan Note is binding on each Borrower and each Borrower's successors and assigns and is enforceable by Administrative Agent, Payee Lender and their successors, assigns, transferees and participants. If any term or provision of this Term Loan Note is held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof will in no way be affected thereby.

     Nothing contained in this Term Loan Note will require any Borrower to pay interest at a rate or any fee or expense in an amount prohibited by applicable law. If interest or any fee or expense payable to Administrative Agent on any date would be in a prohibited amount, such interest, fee or expense will be automatically reduced to an amount that is not prohibited, and interest or such fee or expense for subsequent periods, to the extent not prohibited, will be increased by the amount of such reduction until payment of the full amount of each such reduction. Any prohibited amount previously paid will be credited towards reduction of the outstanding principal balance.

     LIABILITY WAIVER. EACH BORROWER (a) AGREES THAT NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR ANY DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF ADMINISTRATIVE AGENT OR ANY LENDER) SHALL HAVE ANY LIABILITY TO ANY BORROWER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES OR COSTS SUFFERED OR INCURRED BY ANY BORROWER IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY THIS NOTE OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, EXCEPT FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY AND EXCLUSIVELY FROM ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD AND (b) WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM AGAINST ADMINISTRATIVE AGENT OR ANY LENDER (OR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE, EXCEPT FOR CLAIMS FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY AND

EXCLUSIVELY FROM ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD. MOREOVER, WHETHER OR NOT SUCH DAMAGES ARE RELATED TO A CLAIM THAT IS SUBJECT TO THE WAIVER EFFECTED ABOVE AND WHETHER OR NOT SUCH WAIVER IS EFFECTIVE, NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR ANY DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF ADMINISTRATIVE AGENT OR ANY LENDER) SHALL HAVE ANY LIABILITY WITH RESPECT TO (AND EACH BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR) ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR NON-FORESEEABLE DAMAGES SUFFERED BY ANY BORROWER IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH.

     JURISDICTIONAL AND RELATED CONSENTS. ANY LITIGATION IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY BORROWER WILL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE COMMONWEALTH OF VIRGINIA OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT HEREOF AGAINST ANY BORROWER, ANY COLLATERAL OR ANY OTHER PROPERTY MAY ALSO BE BROUGHT (AT ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OPTION) IN THE COURTS OF ANY OTHER JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND OR WHERE ADMINISTRATIVE AGENT OR SUCH LENDER MAY OTHERWISE OBTAIN PERSONAL JURISDICTION OVER SUCH BORROWER. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA AND OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR OUTSIDE THE COMMONWEALTH OF VIRGINIA. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THEN SUCH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS NOTE.

     JURY TRIAL WAIVER. ADMINISTRATIVE AGENT, EACH LENDER AND EACH BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER AS CLAIM, COUNTER-CLAIM, AFFIRMATIVE DEFENSE OR OTHERWISE) IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS NOTE OR ANY OF THE LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY BORROWER. EACH BORROWER ACKNOWLEDGES AND AGREES (a) THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY), AND (b) THAT IT HAS BEEN ADVISED BY LEGAL COUNSEL IN CONNECTION HEREWITH, AND (c) THAT

THIS PROVISION IS A MATERIAL INDUCEMENT FOR ADMINISTRATIVE AGENT AND EACH LENDER ENTERING INTO THE LOAN DOCUMENTS AND FUNDING THE ADVANCE THEREUNDER.

     Payee Lender, and its successors or assigns, at any time and from time to time, may assign, participate and syndicate all or any part of its rights under this Term Loan Note pursuant to the terms of Section 10.2 of the Credit Agreement.

     This Term Loan Note is a "Term Loan Note" referred to in, and arises out of, the Credit Agreement. The Credit Agreement contains, among other things, provisions for acceleration of the maturity hereof upon the occurrence of certain stated events and also for prepayments of the principal hereunder prior to the maturity hereof upon the terms and conditions specified therein. Payment of this Note is secured by various forms of property pledged and encumbered to Administrative Agent as Collateral pursuant to the Loan Documents.

     This Term Loan Note amends, restates and consolidates in its entirety the existing Term Loan Notes by Borrowers in favor of Lender (the "Original Note"). This Term Loan Note renews and continues the Original Note without any novation, discharge or satisfaction of the underlying indebtedness (EXCEPT as express set forth in Amendment Number Two) or any collateral security therefor, all of which indebtedness and collateral security remain outstanding under the Credit Agreement and the Term Loan Notes. Notwithstanding anything herein to the contrary, interest and other obligations under the Original Note accrued and payable prior to the date of amendment and restatement hereof but remaining unpaid shall not be discharged and shall be due and payable in accordance with the terms of the Original Note, AND interest and other obligations under the Original Note accrued and payable on or after the date of amendment and restatement hereof shall be due and payable in accordance with the terms of this Term Loan Note.

     In the event of any irreconcilable conflict between the terms and conditions of this Term Loan Note and the terms and conditions of the Credit Agreement or other Loan Documents, the terms and conditions of this Term Loan Note shall govern.

     This Term Loan Note is governed by and is to be construed in accordance with the laws of the Commonwealth of Virginia, without reference to the conflicts of law provisions thereof.

                      [BALANCE OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, each Borrower has caused this Amended, Restated and Consolidated Term Loan Note to be executed in its name and on its behalf, as an instrument under seal (whether or not any such seals are physically attached hereto), on the day and year first written above.

ATTEST:                                      BIZNESSONLINE.COM, INC.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          --------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]

ATTEST:                                      GLOBAL 2000 COMMUNICATIONS, INC.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          --------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]

ATTEST:                                      ALBANYNET, INC.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          --------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]

ATTEST:                                      WEBWAY INTERNET, INC.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          --------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]
                       [SIGNATURES CONTINUED ON NEXT PAGE]

     IN WITNESS WHEREOF, each Borrower has caused this Amended, Restated and Consolidated Term Loan Note to be executed in its name and on its behalf, as an instrument under seal (whether or not any such seals are physically attached hereto), on the day and year first written above.

ATTEST:                                      ASCENT NETWORKING, INC.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          --------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]

ATTEST:                                      CYBERZONE, INC.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          --------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]

ATTEST:                                      CARAVELA SOFTWARE, INC.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          --------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]

ATTEST:                                      NECANET, INC.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          -------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]
                       [SIGNATURES CONTINUED ON NEXT PAGE]

     IN WITNESS WHEREOF, each Borrower has caused this Amended, Restated and Consolidated Term Loan Note to be executed in its name and on its behalf, as an instrument under seal (whether or not any such seals are physically attached hereto), on the day and year first written above.

ATTEST:                                      PRIME COMMUNICATION SYSTEMS,
                                             INCORPORATED

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          --------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]

ATTEST:                                      INFOBOARD, INC.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------       -----------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]

ATTEST:                                      BORG INTERNET SERVICES, INC.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          --------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]

ATTEST:                                      ULSTERNET, INC.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          --------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]
                       [SIGNATURES CONTINUED ON NEXT PAGE]

     IN WITNESS WHEREOF, each Borrower has caused this Amended, Restated and Consolidated Term Loan Note to be executed in its name and on its behalf, as an instrument under seal (whether or not any such seals are physically attached hereto), on the day and year first written above.

ATTEST:                                      TELESUPPORT, INC.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          --------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]

ATTEST:                                      TELECON COMMUNICATIONS CORP.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          --------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]

ATTEST:                                      BOL ACQUISITION CO. VIII, INC.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          --------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]

ATTEST:                                      XCALIBUR INTERNET, INC.

By:    /s/ Daniel J. Sullivan                By:    /s/ Mark E. Munro
   -----------------------------------          --------------------------------
Name:  Daniel J. Sullivan                    Name:  Mark E. Munro
Title: Vice President                        Title: President and Treasurer

[SEAL]